UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-22608

                            Virtus Global Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

                                   Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (866) 270-7788

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Global Multi-Sector Income Fund

Not FDIC Insured No Bank Guarantee May Lose Value	December 31, 2013

MESSAGE TO SHAREHOLDERS

Dear Virtus Global Multi-Sector Fixed Income Fund Shareholder:

I am pleased to share with you the manager’s report for the Virtus Global Multi-Sector Fixed Income Fund for the fiscal year ended December 31, 2013. The report contains commentary from the portfolio management team at Newfleet Asset Management on how the fixed income markets and the fund performed during the period.

For the twelve months ended December 31, 2013, the fund’s NAV gained 1.89%, including $1.528 in reinvested distributions. For the same period, the fund’s benchmark, the Barclays Global Aggregate Bond Index, was down 2.59%, including reinvested dividends.

On behalf of Newfleet Asset Management and Virtus Investment

Partners, I’d like to welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Global Multi-Sector Fixed Income Fund

January 2014

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

DECEMBER 31, 2013 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE

About the Fund

The Virtus Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the global bond market. There is no guarantee that the Fund will achieve its objective.

The use of leverage currently enables the Fund to borrow at short-term rates and then use the proceeds to invest at higher yields. As of December 31, 2013, the Fund’s leverage consisted of $93 million of debt, which represented approximately 30% of the Fund’s total assets.

Portfolio Review – Newfleet Asset Management LLC (“Newfleet”)

Newfleet’s Multi-Sector Fixed Income Strategies team manages the Fund, leveraging the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. The following commentary discusses Newfleet’s management of the Fund from January 1, 2013 through December 31, 2013.

How did the global fixed income markets perform during 2013?

Most spread sectors (the non-governmental sectors of the fixed income markets) outperformed U.S. Treasuries during the fiscal year as the overall economic picture was supportive of spread sectors. Spread sectors were also supported by an overall improvement in the U.S. macroeconomic environment, positive credit fundamentals, and continued demand for spread product.

Still, there were periods of volatility within fixed income markets as headwinds continue to exist. Various factors during the year contributed to periods of weakness, including the uncertainty surrounding the impact of the fiscal cliff, as well as the effects of subsequent tax increases and sequestration budget cuts. Despite resolution of these issues, uncertainty remains over the impact of the Federal Reserve’s (the “Fed”) tapering of bond purchases (the beginning of the end of quantitative easing), which was announced at the end of the fiscal year; the looming U.S. debt ceiling debate; the effect higher interest rates could have on the housing recovery; and overall global growth concerns.

Yields were higher across the U.S. Treasury curve in 2013, with the curve steepening between 2- and 10-year Treasuries, and flattening between 10- and 30-year Treasuries. The largest rise in yields was in the 7- to 10-year section of the curve.

What factors affected the Fund’s performance during the period?

The outperformance of most fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s outperformance in 2013. In terms of sectors, the allocations to corporate high-yield securities, high-yield bank loans, corporate investment grade securities, and asset-backed securities were positive contributors to performance. Sectors that detracted the most from performance included foreign sectors such as non-U.S. dollar securities, emerging market high-yield securities, and Yankee high quality securities.

Corporate high-yield and high-yield bank loans benefited from a combination of factors, including solid fundamentals, shorter duration, low interest rate sensitivity, low defaults, and relative yield advantage to other fixed income sectors. Bank loan technicals were particularly strong, supported by heavy flows into mutual funds, strong CLO (collateralized loan obligation) formation, and a thin forward calendar for new issues.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

DECEMBER 31, 2013 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

Within the investment grade corporate sector, the Fund’s overweight to BBB-rated securities and financials benefited performance as both areas outperformed the broader investment grade corporate bond index.

The Fund’s allocation to the asset-backed securities sector also had a favorable role in performance, as positive fundamentals and a strong technical backdrop within the sector translated into outperformance for subordinate and one-off product.

The U.S. dollar was strong during 2013. Weaker global economic data, commodity prices, and the prospect (and eventual announcement in December) that the Fed would soon begin tapering asset purchases, triggered increased flows into the U.S. dollar and away from G-10 and commodity countries, causing underperformance in the non-U.S. dollar sector.

The underperformance in the emerging markets high-yield and Yankee high quality sectors has been driven by concern over the Federal Reserve starting to taper its asset purchases, weaker growth in China, and a trend of weaker fundamentals and negative technicals caused by outflows from dedicated emerging market debt funds.

What is your outlook for fixed income markets?

The overall economic picture remains supportive of fixed income spread sectors as expectations for economic growth remain positive in the U.S., but subdued enough to likely keep inflation at low levels and the Fed from raising short-term interest rates in the immediate future.

We continue to be constructive on spread sectors, with a focus on credits with sound balance sheets, liquidity, and consistent free cash flow. Credit fundamentals remain positive in sectors such as corporate high-yield and bank loans. With their strong fundamentals, spread sectors continue to offer attractive valuations and good investment opportunities to investors searching for yield. Although we remain positive on spread sectors, headwinds still exist. The impact of Fed tapering is uncertain, unemployment remains elevated, the outcome of the U.S. debt ceiling debate is unknown, and the overall strength of the global economy is still in question.

Despite many market challenges, it’s important to keep in mind that situations like these create investment opportunities. Toward that end, we will maintain diversification in all of our credit-intensive sectors. We will look to be tactical with corporate credit, adding selectively on weakness, and will consider corporate alternatives such as commercial mortgage-backed securities and taxable municipals where it would be favorable to the Fund.

We are cautiously positive on the outlook for non-U.S. dollar bonds, favoring countries with favorable fundamentals and a meaningful yield advantage versus U.S. Treasury bonds. The global monetary backdrop is expected to remain accommodative going into 2014, and given record low interest rates, bodes well for the reemergence of the long-term secular trend back into higher yielding foreign currency investments. However, markets remain data dependent and volatility is likely to remain high within the sector in light of the uncertainty surrounding Fed policy and economic growth in the U.S., China, and Europe.

Given the current environment, we see the potential for the outperformance of spread sectors relative to U.S. Treasuries, as we get more clarity on the effect that the Fed’s bond tapering will have on the markets, the sustainability and strength of the U.S. economic recovery, and the slowing of global economies.

We believe the Fund is well positioned to capitalize on opportunities as they arise, and will take advantage of any weakness in sectors or individual issues that may create value.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

DECEMBER 31, 2013 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

Shares of closed-end investment companies, such as the fund, trade in the market above, at, and below net asset value. This characteristic is a risk separate and distinct from the risk that the fund’s net asset value could decline. The fund is not able to predict whether its shares will trade above, below, or at net asset value in the future.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

DECEMBER 31, 2013

(Unaudited)

The following tables presents the portfolio holdings within certain sectors or countries as a percentage of total investments at December 31, 2013.

Asset Allocation

Corporate Bonds and Notes		68%
Financials	30%
Energy	12
Industrials	8
Total of all others	18
Loan Agreements		12
Foreign Government Securities		11
Asset-Backed Securities		3
Mortgage-Backed Securities		2
Preferred Stock		2
Other (includes short-term investment)		2

		100%

Country Weightings

United States (includes short-term investments)	46%
Cayman Islands	5
Luxembourg	5
Brazil	4
Mexico	4
Ireland	3
United Kingdom	3
Other	30

Total	100%

The accompanying notes are an integral part of these financial statements.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

DECEMBER 31, 2013

(Unaudited)

KEY INVESTMENT TERMS

Barclays Global Aggregate Bond Index

The Barclays Global Aggregate Bond Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed income investments. The index is unmanaged its returns do not reflect any fees, expenses or sales charges and not available for direct investment.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

G-10

The Group of Ten (G-10) refers to the group of countries (Belgium, Canada, France, Italy, Japan, Netherlands, Sweden, Switzerland, United Kingdom and United States) that have agreed to participate in the General Arrangements to Borrow (GAB), a supplementary borrowing arrangement that can be invoked if the International Monetary Fund’s resources are estimated to be below member’s needs.

PIK (Payment-in-Kind)

A bond that pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE		VALUE
MUNICIPAL BONDS—1.0%
California—0.6%
San Diego Tobacco Settlement Revenue Funding Corp. Bond Taxable 7.125%, 6/1/32	$689		$632
State of California Build America Bond Taxable 7.500%, 4/1/34	570		727

			1,359

Illinois—0.4%
State of Illinois Build America Bond Taxable 6.900%, 3/1/35	700		734
TOTAL MUNICIPAL BONDS (Identified Cost $2,036)			2,093
FOREIGN GOVERNMENT SECURITIES—15.0%
Argentine Republic, 8.280%, 12/31/33	1,676		1,274
Bolivarian Republic of Venezuela RegS 5.750%, 2/26/16(4)	355		303
RegS 12.750%, 8/23/22(4)	140		130
RegS 8.250%, 10/13/24(4)	570		404
Commonwealth of Australia Series 125 6.250%, 6/15/14	1,165	AUD	1,058
New South Wales Treasury Corp. Series 17 5.500%, 3/1/17	435	AUD	416
Commonwealth of Canada 2.000%, 3/1/14	765	CAD	721
Commonwealth of New Zealand Series 415, 6.000%, 4/15/15	1,400	NZD	1,191
Dominican Republic 144A 5.875%, 4/18/24(3)	1,000		965
Federative Republic of Brazil 8.500%, 1/5/24	3,460	BRL	1,283
Hungary 5.750%, 11/22/23	352		356
Kingdom of Morocco 144A 4.250%, 12/11/22(3)	795		735
Mongolia 144A 4.125%, 1/5/18(3)	800		728

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Provincia de Neuquen 144A 7.875%, 4/26/21(3)	$728		$735
Republic of Croatia 144A 6.375%, 3/24/21(3)	1,420		1,486
Republic of Iceland 144A 5.875%, 5/11/22(3)	1,180		1,202
Republic of Indonesia Series FR30, 10.750%, 5/15/16	6,120,000	IDR	534
Series FR63, 5.625%, 5/15/23	7,482,000	IDR	506
Republic of Peru (GDN) 144A 7.840%, 8/12/20(3)	875	PEN	356
RegS 6.900%, 8/12/37(4)	1,700	PEN	595
Republic of Poland Series 0414, 5.750%, 4/25/14	9,300	PLZ	3,110
Republic of Slovak 144A 4.375%, 5/21/22(3)	1,235		1,274
Republic of South Africa Series R206, 7.500%, 1/15/14	14,400	ZAR	1,373
Republic of Turkey 9.000%, 3/5/14	2,465	TRY	1,149
Republic of Uruguay 4.375%, 12/15/28	25,024	UYU(9)	1,192
Russian Federation
144A 7.850%, 3/10/18(3)	55,000	RUB	1,724
144A 4.875%, 9/16/23(3)	2,000		2,020
Series 6207 8.150%, 2/3/27	34,830	RUB	1,093
United Mexican States Series M, 6.000%, 6/18/15	35,100	MXN	2,775
Series M, 6.500%, 6/9/22	19,000	MXN	1,471
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $35,410)			32,159
MORTGAGE-BACKED SECURITIES—2.9%
Non-Agency—2.9%
Aventura Mall Trust 13-AVM, C, 144A 3.743%, 12/5/32(2)(3)	303		299
Banc of America Alternative Loan Trust 03-2, CB3 5.750%, 4/25/33	760		814

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities, Inc. 05-PW10, AM 5.449%, 12/11/40(2)	$1,000	$1,068
07-PW18, AM 6.084%, 6/11/50(2)	1,400	1,588
Credit Suisse First Boston Mortgage Securities Corp. 04-CF2, 1M1, 144A 5.250%, 1/25/43(2)(3)	716	727
Extended Stay America Trust 13-ESHM, M 144A 7.625%, 12/5/19(3)	825	825
JPMorgan Chase Commercial Mortgage Securities Trust 07-LDP10, AM 5.464%, 1/15/49(2)	820	847
Washington Mutual Commercial Mortgage Securities Trust 06-SL1, A, 144A 4.177%, 11/23/43(2)(3)	143	143
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $6,302)		6,311
ASSET-BACKED SECURITIES—4.5%
AABS Ltd. 13-1, A 4.875%, 1/15/38(2)	471	474
CIT Group Home Equity Loan Trust 03-1, A5 4.980%, 7/20/34(2)	1,450	1,457
Dominos Pizza Master Issuer LLC 12-1A, A2, 144A 5.216%, 1/25/42(3)	1,461	1,547
Drug Royalty LP I 12-1, A2, 144A 5.800%, 7/15/24(3)	770	805
Fairway Outdoor Funding LLC 12-1A, A2, 144A 4.212%, 10/15/42(3)	465	465
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	1,476	1,466
JPMorgan Chase Funding Trust 02-2, 1A5 6.333%, 4/25/32(2)	928	947

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES (continued)
Orange Lake Timeshare Trust 12-AA, B 144A 4.870%, 3/10/27(3)	$645		$659
Residential Asset Mortgage Trust 04-RZ1, M1 4.320%, 3/25/34(2)	772		764
Security National Mortgage Loan Trust 04-1A, AF3, 144A 6.420%, 6/25/32(2)(3)	1,201		971
TOTAL ASSET-BACKED SECURITIES (Identified Cost $9,452)			9,555
CORPORATE BONDS—96.7%
Consumer Discretionary—4.9%
Arcelik AS 144A 5.000%, 4/3/23(3)	470		408
Arcos Dorados Holdings, Inc.
144A 10.250%, 7/13/16(3)	1,115	BRL	451
1447A 6.625%, 9/27/23(3)	600		611
Bon-Ton Department Stores, Inc. (The) 8.000%, 6/15/21	615		623
Boyd Gaming Corp. 9.000%, 7/1/20	325		358
Brookfield Residential Properties, Inc. (Brookfield Residential US Corp.)
144A 6.500%, 12/15/20(3)	960		1,001
144A 6.125%, 7/1/22(3)	215		217
Caesars Entertainment Operating Co, Inc. 9.000%, 2/15/20	1,000		977
Caesars Entertainment Resort Properties LLC 144A 11.000%, 10/1/21(3)	775		798
Cencosud S.A. 144A 4.875%, 1/20/23(3)	410		382
Grupo Televisa SAB 7.250%, 5/14/43	8,000	MXN	496
Hot Topic, Inc. 144A 9.250%, 6/15/21(3)	475		500
KOC Holding AS 144A 3.500%, 4/24/20(3)	1,110		948

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(3)	$725	$783
Penn National Gaming, Inc. 144A 5.875%, 11/1/21(3)	395	391
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(3)	815	772
Toll Brothers Finance Corp. 6.750%, 11/1/19	615	706

		10,422

Consumer Staples—0.1%
Cosan Luxembourg SA 144A 5.000%, 3/14/23(3)	300	261

Energy—17.4%
Afren plc
144A 10.250%, 4/8/19(3)	651	755
144A 6.625%, 12/9/20(3)	750	754
BreitBurn Energy Partners (BreitBurn Finance Corp.) 7.875%, 4/15/22	570	596
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.625%, 8/1/20	1,200	1,353
CHC Helicopter SA 9.250%, 10/15/20	1,150	1,245
Dolphin Energy Ltd. 144A 5.500%, 12/15/21(3)	2,000	2,185
Ecopetrol S.A. 5.875%, 9/18/23	640	675
Energy XXI Gulf Coast, Inc. 144A 7.500%, 12/15/21(3)	805	843
Forest Oil Corp. 7.250%, 6/15/19	761	745
Gazprom Neft OAO (GPN Capital SA) 144A 6.000%, 11/27/23(3)	335	340
Gazprom OAO (Gaz Capital SA)
144A 6.510%, 3/7/22(3)(7)	1,100	1,181
144A 4.950%, 2/6/28(3)(7)	1,300	1,150
GeoPark Latin America Ltd. 144A 7.500%, 2/11/20(2)(3)	1,020	1,043
Gulfmark Offshore, Inc. 6.375%, 3/15/22	1,700	1,721

	PAR VALUE	VALUE
Energy (continued)
Hercules Offshore, Inc. 144A 10.250%, 4/1/19(3)	$625	$711
KazMunayGas National Co. JSC 144A 5.750%, 4/30/43(3)	300	259
Linn Energy LLC (Linn Energy Finance Corp.) 144A 7.000%, 11/1/19(3)	975	990
Lukoil OAO International Finance BV 144A 6.125%, 11/9/20(3)(7)	1,100	1,192
144A 4.563%, 4/24/23(3)	800	751
MEG Energy Corp. 144A 7.000%, 3/31/24(3)	500	507
Memorial Production Partners LP 7.625%, 5/1/21	700	723
Midcontinent Express Pipeline LLC 144A 6.700%, 9/15/19(3)	2,000	1,951
MIE Holdings Corp. 144A 9.750%, 5/12/16(3)	800	852
Pacific Rubiales Energy Corp. 144A 7.250%, 12/12/21(3)	965	1,028
Petrobras International Finance Co. 6.750%, 1/27/41	3,275	3,039
Petroleos de Venezuela SA
Series 2014 4.900%, 10/28/14	1,720	1,574
RegS 8.500%, 11/2/17(4)	5,820	4,860
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	955	914
Sabine Pass Liquefaction LLC 144A 5.625%, 2/1/21(3)	675	663
Teekay Corp. 8.500%, 1/15/20	1,000	1,086
Transportadora de Gas del Peru SA 144A 4.250%, 4/30/28(3)	800	700
Tullow Oil plc 144A 6.000%, 11/1/20(3)	930	949

		37,605

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE		VALUE
Financials—42.0%
Aircastle Ltd. 7.625%, 4/15/20	$1,500		$1,691
Akbank TAS 144A 7.500%, 2/5/18(3)	1,145	TRY	455
Alfa Bank OJSC (Alfa Bond Issuance plc)
144A 7.500%, 9/26/19(3)(7)	1,100		1,178
144A 7.750%, 4/28/21(3)(7)	925		993
Allstate Corp. (The) 5.750%, 8/15/53(2)(6)	2,460		2,478
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	750		835
Banco ABC Brasil S.A. 144A 7.875%, 4/8/20(3)	800		796
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)	1,750		1,846
Banco Bradesco S.A. 144A 5.750%, 3/1/22(3)(6)	2,000		1,960
Banco Continental S.A. RegS 5.500%, 11/18/20(4)(7)	2,000		2,075
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)	1,860		1,718
Banco do Brasil SA RegS 5.375%, 1/15/21(4)	525		515
144A 9.250%, 10/31/49(2)(3)(5)(6)	1,425		1,475
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	600	BRL	235
Banco Santander Chile 144A 3.875%, 9/20/22(3)	1,750		1,648
Banco Santander Mexico SA 144A 5.950%, 1/30/24(2)(3)(6)	1,000		1,015
Banco Votorantim S.A. 144A 7.375%, 1/21/20(3)	1,900		1,967
Bancolombia S.A. 5.125%, 9/11/22	1,220		1,147
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	745		777
Barclays Bank plc 144A 6.050%, 12/4/17(3)	2,450		2,738
Braskem Finance Ltd. 144A 5.750%, 4/15/21(3)	2,200		2,156
Brazil Loan Trust 1 144A 5.477%, 7/24/23(3)	1,100		1,108

	PAR VALUE	VALUE
Financials (continued)
Carlyle Holdings Finance LLC 144A 3.875%, 2/1/23(3)	$810	$771
Chubb Corp. (The) 6.375%, 3/29/67(2)	2,175	2,354
Corp Andina de Fomento 8.125%, 6/4/19	1,000	1,210
CorpGroup Banking S.A. 144A 6.750%, 3/15/23(3)	1,000	969
Country Garden Holdings Co., Ltd. 144A 7.250%, 4/4/21(3)	1,000	998
Credit Bank of Moscow 144A 7.700%, 2/1/18(3)(7)	220	219
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(3)	845	755
ESAL GmbH 144A 6.250%, 2/5/23(3)	980	884
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	1,600	1,544
Evergrande Real Estate Group Ltd. 144A 8.750%, 10/30/18(3)	635	641
First Niagara Financial Group, Inc. 7.250%, 12/15/21	1,400	1,617
Genworth Holdings, Inc. 4.900%, 8/15/23	1,060	1,058
GLP Capital LP (GLP Financing II, Inc.)
144A 4.375%, 11/1/18(3)	25	26
144A 4.875%, 11/1/20(3)	300	300
144A 5.375%, 11/1/23(3)	20	20
GRD Holdings III Corp. 144A 10.750%, 6/1/19(3)	610	668
HSBC Finance Corp. 6.676%, 1/15/21	1,900	2,181
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(5)(6)	1,560	1,659
ICICI Bank Ltd. 144A 4.800%, 5/22/19(3)	925	931
ING (U.S.), Inc. 5.500%, 7/15/22	1,210	1,314
ING Bank NV 144A 5.000%, 6/9/21(3)	1,000	1,086

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE		VALUE
Financials (continued)
International Lease Finance Corp.
3.875%, 4/15/18	$195		$195
5.875%, 8/15/22	2,310		2,304
Itau Unibanco Holding SA RegS 5.650%, 3/19/22(4)	900		869
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	800		796
Lazard Group LLC 4.250%, 11/14/20	70		70
Macquarie Group Ltd.
144A 7.625%, 8/13/19(3)	1,000		1,197
144A 6.250%, 1/14/21(3)	325		359
MFB Magyar Fejlesztesi Bank Zrt. 144A 6.250%, 10/21/20(3)	400		414
Morgan Stanley 144A 10.090%, 5/3/17(3)	6,050	BRL	2,423
Nomos Bank Via Nomos Capital plc 144A 7.250%, 4/25/18(3)(7)	1,000		1,000
Nordea Bank AB 144A 4.250%, 9/21/22(3)	2,035		2,009
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)	1,805		1,797
Progressive Corp. (The) 6.700%, 6/15/37(2)	2,160		2,333
Prudential Financial, Inc.
5.875%, 9/15/42(2)	2,500		2,541
5.200%, 3/15/44(2)(6)	205		198
Resona Bank Ltd. 144A 5.850%(2)(3)(5)(6)	2,050		2,193
Royal Bank of Scotland Group plc (The) 6.400%, 10/21/19	1,400		1,612
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(3)	850		876
144A 5.100%, 7/25/18(3)(7)	750		764
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(3)	1,590		1,622
Sberbank of Russia (Sberbank CapItal SA) 144A 5.125%, 10/29/22(3)(7)	800		764

	PAR VALUE	VALUE
Financials (continued)
Severstal OAO Via Steel Capital SA 144A 5.900%, 10/17/22(3)(7)	$2,200	$2,126
SLM Corp. 5.500%, 1/25/23	2,670	2,519
Spansion LLC 7.875%, 11/15/17	1,200	1,251
Telecom Italia Capital SA 7.175%, 6/18/19	725	814
TMK OAO Via (TMK Capital) SA 144A 6.750%, 4/3/20(3)(7)	965	929
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	1,095	978
UPCB Finance Ltd. Series VI 144A 6.875%, 1/15/22(3)	725	774
Vnesheconombank (VEB Finance plc) 144A 6.800%, 11/22/25(3)(7)	1,400	1,463
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(3)(7)	725	770

		89,971

Industrials—11.3%
AAR Corp. 144A 7.250%, 1/15/22(3)	710	763
ADT Corp. (The) 144A 6.250%, 10/15/21(3)	920	967
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(3)	374	364
America West Airlines Pass-Through-Trust
99-1, G 7.930%, 1/2/19	912	978
00-1, G 8.057%, 7/2/20	1,086	1,162
01-1, G 7.100%, 4/2/21	1,553	1,662
American Airlines Pass-Through-Trust 13-1, A 144A 4.000%, 7/15/25(3)	1,640	1,587
Automotores Gildemeister S.A. 144A 8.250%, 5/24/21(3)	690	480
144A 6.750%, 1/15/23(3)	240	162

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE		VALUE
Industrials (continued)
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)	$805		$747
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(3)	800		838
Ceridian HCM Holding, Inc. 144A 11.000%, 3/15/21(3)	35		40
Delta Air Lines Pass-Through-Trust
09-1, A 7.750%, 12/17/19	995		1,144
02-1, G-1 6.718%, 1/2/23	829		920
DP World Ltd. 144A 6.850%, 7/2/37(3)	1,000		982
Embraer S.A. 5.150%, 6/15/22	1,300		1,300
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	950		988
Hellenic Railways 5.460%, 1/30/14	945	EUR	1,268
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	735		789
Odebrecht Finance Ltd. 144A 8.250%, 4/25/18(3)	350	BRL	123
Transnet SOC Ltd. 144A 4.000%, 7/26/22(3)	1,000		880
U.S. Airways Pass-Through-Trust 11-1 A 7.125%, 10/22/23	878		990
UAL Pass-Through-Trust 09-2 9.750%, 1/15/17	2,108		2,425
07-01, A 6.636%, 7/2/22	913		968
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(3)	1,500		1,635

			24,162

Information Technology—3.2%
Alcatel-Lucent USA, Inc. 144A 6.750%, 11/15/20(3)	265		276
First Data Corp. 144A 11.750%, 8/15/21(3)	3,790		4,017
QVC, Inc. 5.125%, 7/2/22	690		682

	PAR VALUE	VALUE
Information Technology (continued)
Sensata Technologies BV 144A 4.875%, 10/15/23(3)	$970	$917
Sophia Holding Finance LP PIK Inerest Capitalization, 144A 9.625%, 12/1/18(2)(3)(12)	430	445
VeriSign, Inc. 4.625%, 5/1/23	475	456

		6,793

Materials—8.9%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	1,230	1,222
Ardagh Packaging Finance plc 144A 7.000%, 11/15/20(3)	300	304
Cascades, Inc. 7.875%, 1/15/20	650	699
Cemex SAB de CV 144A 9.500%, 6/15/18(3)	695	792
Corp Nacional del Cobre de Chile 144A 3.750%, 11/4/20(3)	940	938
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	415	401
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(7)	425	428
Evraz Group S.A. 144A 6.500%, 4/22/20(3)	775	724
FMG Resources Property Ltd. 144A 8.250%, 11/1/19(3)	1,050	1,183
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	1,600	1,744
Hexion U.S. Finance Corp.
8.875%, 2/1/18	730	762
6.625%, 4/15/20	720	742
Ineos Finance plc 144A 8.375%, 2/15/19(3)	1,175	1,312
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	1,000	930
Mexichem SAB de C.V. 144A 4.875%, 9/19/22(3)	450	441
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	1,500	1,485

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE		VALUE
Materials (continued)
Tronox Finance LLC 6.375%, 8/15/20	$805		$825
United States Steel Corp. 6.875%, 4/1/21	965		1,025
Vale Overseas Ltd. 4.375%, 1/11/22	1,315		1,276
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	1,650		1,840

			19,073

Telecommunication Services—6.3%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	8,000	MXN	565
Axtel SAB de CV 144A 7.000%, 1/31/20(2)(3)	360		337
CenturyLink, Inc.
Series V 5.625%, 4/1/20	965		987
Series S, 6.450%, 6/15/21	1,600		1,672
Cincinnati Bell, Inc. 8.375%, 10/15/20	650		708
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	1,075		1,119
ENTEL Chile S.A. 144A 4.875%, 10/30/24(3)	415		405
Koninklijke KPN NV 144A 7.000%, 3/28/73(2)(3)(6)	955		968
Millicom International Cellular S.A. 144A 6.625%, 10/15/21(3)	250		260
Sprint Corp. 144A 7.250%, 9/15/21(3)	1,000		1,077
T-Mobile USA, Inc.
6.633%, 4/28/21	110		116
6.125%, 1/15/22	450		459
6.836%, 4/28/23	290		302
6.500%, 1/15/24	325		330
Telefonica Emisiones, S.A.U. 5.462%, 2/16/21	660		696
Vimpel Communications OJSC 144A 7.748%, 2/2/21(3)(7)	1,000		1,089
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(3)	750		799
144A 7.250%, 2/15/18(3)	430		453

	PAR VALUE	VALUE
Telecommunication Services (continued)
Windstream Corp. 7.750%, 10/15/20	$1,150	$1,226

		13,568

Utilities—2.6%
AmeriGas Partners LP (AmeriGas Finance Corp.) 6.750%, 5/20/20	1,200	1,317
Calpine Corp.
144A 6.000%, 1/15/22(3)	50	51
144A 7.875%, 1/15/23(3)	678	744
Electricite de France SA 144A 5.250%(2)(3)(5)(6)	1,325	1,318
Enel SpA 144A 8.750%, 9/24/73(2)(3)(6)	380	415
Israel Electric Corp Ltd 144A 6.875%, 6/21/23(3)	725	774
NRG Energy, Inc. 7.875%, 5/15/21	925	1,029

		5,648
TOTAL CORPORATE BONDS (Identified Cost $208,382)		207,233
LOAN AGREEMENTS(2)—17.2%
Consumer Discretionary—4.9%
Brickman Group Holdings, Inc. Second Lien,
0.000%, 12/17/21(8)	171	175
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-4, 9.500%, 10/31/16	931	939
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	675	699
Cumulus Media Holdings, Inc. 0.000%, 12/18/20(8)	871	878
EB Sports Corp. 11.500%, 12/31/15	500	499
Fram Group Holdings, Inc. (Prestone Holdings, Inc.) Second Lien, 10.500%, 1/29/18	1,000	953

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE		VALUE
Consumer Discretionary (continued)
Gateway Casinos & Entertainment Ltd. Tranche B, 5.570%, 11/21/19	$613	CAD	$579
Granite Broadcasting Corp. Tranche B First Lien 6.750%, 5/23/18	467		470
Landry’s, Inc. (Landry’s Restaurant, Inc.) Tranche B, 4.000%, 4/24/18	1,146		1,157
Marina District Finance Co., Inc. 6.750%, 8/15/18	433		436
Merrill Communications LLC 7.250%, 3/8/18	966		988
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	635		650
Radio One, Inc. Tranche 2011, 7.500%, 3/31/16	1,019		1,045
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	483		486
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	566		583

			10,537

Consumer Staples—0.2%
Supervalu, Inc. 5.000%, 3/21/19	371		375

Energy—1.9%
Fieldwood Energy LLC 8.375%, 9/30/20	578		592
FTS International, Inc. (Frac Tech International LLC) 8.500%, 5/6/16	1,017		1,023
NGPL Pipeco LLC 6.750%, 9/15/17	751		702
Sabine Oil & Gas LLC Second Lien, 8.750%, 12/31/18	825		835

	PAR VALUE	VALUE
Energy (continued)
Templar Energy LLC Second Lien, 8.000%, 11/25/20	$915	$920

		4,072

Financials—0.9%
Altisource Solutions S.A.R.L Tranche B, 4.500%, 12/9/20	365	369
Capital Automotive LP Second Lien, 6.000%, 4/30/20	73	75
iStar Financial, Inc. Tranche A-2, 7.000%, 3/19/17	1,377	1,428

		1,872

Health Care—1.2%
Ardent Medical Services, Inc. First Lien, 6.750%, 7/2/18	270	272
Second Lien, 11.000%, 1/2/19	225	228
Gentiva Health Services, Inc. Tranche B, 6.500%, 10/18/19	637	631
InVentiv Health, Inc. (Ventive Health, Inc.) 7.500%, 8/4/16	547	542
MMM Holdings, Inc. 9.750%, 12/12/17	244	246
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	177	179
Sheridan Healthcare, Inc. Second Lien 9.000%, 12/13/21	531	536

		2,634

Industrials—2.8%
AWAS Finance Luxemborg SA Tranche 2012, 3.500%, 7/16/18	1,077	1,083
Commercial Barge Line Co. First Lien 7.500%, 9/22/19	799	800

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Industrials (continued)
DynCorp International, Inc. 6.250%, 7/7/16	$731	$737
Filtration Group, Inc. Second Lien, 8.250%, 11/22/21	785	805
Husky Injection Molding System (Yukon Acquisition, Inc.) 4.250%, 7/2/18	1,030	1,039
Mirion Technologies, Inc. 5.750%, 3/30/18	732	734
Navistar, Inc. Tranche B, 5.750%, 8/17/17	507	515
SESAC Holding Co. II LLC First Lien, 5.000%, 2/7/19	300	302

		6,015

Information Technology—4.6%
Alcatel-Lucent USA, Inc. 5.750%, 1/30/19	848	854
Avaya, Inc. Tranche B-3, 4.736%, 10/26/17	1,174	1,151
Blue Coat Systems, Inc. 4.500%, 5/31/19	887	892
Second Lien 9.500%, 6/26/20	500	510
Deltek, Inc. Second Lien, 10.000%, 10/10/19	777	793
Excelitas Technologies Corp. Tranche B, 6.000%, 11/2/20	577	581
IPC Systems, Inc. Tranche C, First Lien, 7.750%, 7/31/17	859	856
Kronos, Inc. Second Lien, 9.750%, 4/30/20	880	913
Mood Media Corp. First Lien, 7.000%, 5/6/18	589	591
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	512	522
RP Crown Parent LLC Second Lien, 11.250%, 12/21/19	722	744

	PAR VALUE		VALUE
Information Technology (continued)
Sorenson Communications, Inc. 9.500%, 10/31/14	$1,131		$1,148
Wall Street Systems Holdings, Inc. Second Lien, 9.250%, 10/25/20	339		342

			9,897

Materials—0.7%
Cyanco Intermediate Corp. 5.500%, 5/1/20	95		95
Essar Steel Algoma, Inc. (Algoma Steel, Inc.) 9.250%, 9/19/14	1,304		1,317

			1,412
TOTAL LOAN AGREEMENTS (Identified Cost $36,441)			36,814
	SHARES
PREFERRED STOCK(2)—2.7%
Financials—2.7%
General Electric Capital Corp. Series B 6.250%	500	(10)	515
Series C, 5.250%	600	(10)	564
JPMorgan Chase & Co., Series Q, 5.150%	960	(10)	866
PNC Financial Services Group, Inc. (The) Series R, 4.850%	890	(10)	797
U.S. Bancorp Series G 6.000%	32,400		887
Wells Fargo & Co. Series K, 7.980%	840	(10)	937
Zions Bancorp, 6.950%	47,150		1,255
TOTAL PREFERRED STOCK (Identified Cost $5,922)			5,821
TOTAL LONG TERM INVESTMENTS—140.0%
(Identified cost $303,945)			299,986	(11)

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

	SHARES	VALUE
SHORT-TERM INVESTMENTS—2.1%
Money Market Mutual Funds—2.1%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	4,401,441	$4,401
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $4,401)		4,401
TOTAL INVESTMENTS—142.1% (Identified Cost $308,346)		304,387	(1)
Other assets and liabilities, net—(42.1)%		(90,190)

NET ASSETS—100.0%		$214,197

Abbreviations:

GDN	Global Depositary Note
PIK	Payment-in-Kind Security

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at December 31, 2013, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2013.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $142,296 or 66.4% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date
(6)	Interest payments may be deferred.
(7)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after December 31, 2013, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.
(9)	Principal amount is adjusted according to local inflation Index.
(10)	Value shown as par value.
(11)	All or a portion of the portfolio is segregated as collateral for the line of credit.
(12)	100% of the income received was in cash.

Foreign Currencies:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	European Currency Unit
IDR	Indonesian Rupiah
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLZ	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2013	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$9,555	$—	$9,081	$474
Corporate Bonds and Notes	207,233	—	207,233	—
Foreign Government Securities	32,159	—	32,159	—
Loan Agreements	36,814	—	36,814	—
Mortgage-Backed Securities	6,311	—	6,311	—
Municipal Bonds	2,093	—	2,093	—
Equity Securities:
Preferred Stock	5,821	2,142	3,679	—
Short-Term Investments	4,401	4,401	—	—

Total Investments	$304,387	$6,543	$297,370	$474

None of the securities in this table are internally fair valued.

There were no transfers between Level 1 and Level 2 for the period.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Asset-Backed Securities
Investments in Securities Balance as of December 31, 2012:
Accrued discount (premium)	$—
Realized gain (loss)	— (c)
Change in unrealized appreciation/(depreciation)	(2)
Purchases	502
Sales(b)	(26)
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

Balance as of December 31, 2013	$474

(a)	“Transfers into and/or from” represent the ending value as of December 31, 2013, for any investment security where a change in pricing level occurred from the beginning to the end of the period
(b)	Includes paydowns on securities
(c)	Amount is less than $500

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $308,346)	$304,387
Foreign currency at value (Identified cost $1,048)	1,046
Cash	297
Receivables
Dividends and interest	4,672
Tax reclaims	36
Prepaid expenses	14

Total assets	310,452

Liabilities
Payables
Borrowings (Note 8)	93,000
Investment securities purchased	2,903
Investment advisory fees	248
Administration fees	26
Professional fees	43
Interest payable on line of credit	3
Transfer Agent fees and expenses	2
Other accrued expenses	30

Total liabilities	96,255

Net Assets	$214,197

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$214,525
Accumulated undistributed net investment income (loss)	1,229
Accumulated undistributed net realized gain (loss)	2,404
Net unrealized appreciation (depreciation)	(3,961)

Net Assets	$214,197

Net Asset Value Per Share
(Net assets/ shares outstanding) Shares outstanding 11,255,236	$19.03

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

(Reported in thousands)

Investment Income
Interest	$19,809
Dividends	105
Foreign taxes withheld	(10)

Total investment income	19,904

Expenses
Investment advisory fees	2,978
Administration and accounting fees	412
Trustees’ fees and expenses	171
Professional fees	94
Printing fees and expenses	36
Registration fees	24
Transfer agent fees and expenses	17
Custodian fees	15
Miscellaneous	66

Total expenses before interest expense	3,813

Interest expense	956

Total expenses after interest expense	4,769

Net investment income	15,135

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	3,344
Net realized gain (loss) on foreign currency transactions	(87)
Net change in unrealized appreciation (depreciation) on investments	(15,736)
Net change in unrealized appreciation (depreciation) on foreign currency translations	(10)

Net realized and unrealized gain (loss) on investments	(12,489)

Net increase (decrease) in net assets resulting from operations	$2,646

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended December 31, 2013	From Inception February 23, 2012 to December 31, 2012
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$15,135	$12,081
Net realized gain (loss)	3,257	2,211
Net change in unrealized appreciation (depreciation)	(15,746)	11,784

Increase (decrease) in net assets resulting from operations	2,646	26,076

From Distributions to Shareholders
Net investment income	(14,560)	(10,451)
Net realized short-term gains	(2,638)	(1,401)

Decrease in net assets from distributions to shareholders	(17,198)	(11,852)

From Share Transactions
Sale of shares	—	214,975
Offering Costs	—	(450)

Increase (decrease) in net assets from share transactions	—	214,525

Net increase (decrease) in net assets	(14,552)	228,749

Net Assets
Beginning of period	228,749	—

End of period	$214,197	$228,749

Accumulated undistributed net investment income (loss) at end of period	$1,229	$1,161

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2013

($ reported in thousands)

Cash Flows Provided by (used) for Operating Activities:
Increase (decrease) in net assets resulting from operations	$2,646

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used) by operating activities:
Proceeds from sales and paydowns of long-term investments	148,312
(Increase) Decrease in securities sold receivable	1,123
Purchase of long-term investments	(147,428)
Increase (Decrease) in purchase payables	(380)
Net (purchases) or sales of short-term securities	675
Net change in unrealized (appreciation)/depreciation	15,736
Net realized gain (loss) from sales of long-term investments	(3,344)
Net amortization of premium/(discount)	498
(Increase) Decrease in tax reclaims receivable	(36)
(Increase) Decrease in dividends receivable	(5)
(Increase) Decrease in interest receivable	(220)
(Increase) Decrease in prepaid expenses	10
Increase (Decrease) in interest expense payable	(26)
Increase (Decrease) in investment advisory fees payable	(10)
Increase (Decrease) in other affiliates payable	(1)
Increase (Decrease) in Trustees’ fees payable	(2)
Increase (Decrease) in other accrued expenses payable	(20)

Cash provided by (used) operating activities	17,528

Cash provided by (used) for financing activities:
Cash dividends paid to shareholders	(17,198)

Cash provided by (used) for financing activities	(17,198)

Net increase (decrease) in cash	330

Cash:
Cash and foreign currency at beginning of period	1,013

Cash and foreign currency at end of period	$1,343

Supplemental cash flow information:
Cash paid for interest	$982

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31, 2013	From Inception[1] to December 31, 2012
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$20.32	$19.10	(1)

Income from investment operations:
Net investment income/(loss)(2)	1.34	1.08
Net realized and unrealized gain/(loss)	(1.10)	1.19

Total from investment operations	0.24	2.27

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(1.29)	(0.93)
Dividends from net realized gains	(0.24)	(0.12)

Total Dividends and Distributions to Shareholders	(1.53)	(1.05)

Net Asset Value, End of Period	$19.03	$20.32

Market Price, End of Period(3)	$16.92	$18.90

Total Return on Net Asset Value(4)	1.89%	12.61	%(7)
Total Return on Market Value(5)	(2.55)%	(0.02	)%(7)
Net Assets, End of Period (000’s)	$214,197	$228,749

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets(6)	2.16%	2.19	%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets	6.87%	6.65	%(8)
Portfolio Turnover Rate	48%	46	%(7)

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$93,000	$93,000
Asset Coverage for Loan Outstanding	330%	346%

(1)	Fund commenced operations on February 23, 2012, the date which its initial public offering shares were issued.
(2)	Based on average number of shares of common stock outstanding.
(3)	Closing price – NYSE
(4)	Total Return on NAV is calculated using the Net asset value of common stock on the first business day and the closing Net asset value on the last business day of the period. Dividends and distributions if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(5)	Total return on market value is calculated assuming a purchase of a share of the Fund’s common stock at the opening New York Stock Exchange (“NYSE”) share price on the first business day and a sale at the closing NYSE share price on the last business day of the period. Dividends and distributions if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(6)	Ratio of operating expenses, excluding interest expense on the line of credit, was 1.73% for the year ended December 31, 2013 and 1.74% for the period ended December 31, 2012.
(7)	Not annualized
(8)	Annualized

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

Note 1. Organization

The Fund was incorporated as a statutory trust under the laws of the State of Delaware on November 9, 2011. The Fund commenced operations on February 23, 2012, as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to maximize current income while preserving capital.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security valuation

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (“Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured Debt Instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (“OTC”) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investment in close-end mutual funds are valued as of the close of regular trading on the NYSE, generally 4 pm Eastern time, each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

C.	Federal Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

The Fund has adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Management of the Fund has determined that there was no effect on the financial statements from the adoption of this authoritative guidance. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable.

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade, often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. All loan agreements currently held by the Fund are assignment loans.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

H.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Adviser

Virtus Investment Advisers, Inc., an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser. As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.95% as a percentage of the average daily Managed Assets (the term “Managed Assets” is defined as the value of the total assets minus sum of all accrued liabilities of the Fund excluding the aggregate amount of any outstanding borrowings which may constitute leverage) of the Fund, calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the organizational documents of the Fund and with resolutions of the Board as from time to time in force. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

B.	Subadviser

The subadviser manages the investments of the Fund for which they are paid a fee by the Adviser. Newfleet Asset Management, LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Fund.

C.	Administrator

($ reported in thousands)

Effective January 1, 2013, VP Distributors LLC, the Fund’s former Administrator assigned its rights and obligations under the Administration Agreement to Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus.

For the period ended December 31, 2013, the Fund incurred administration fees totaling $313 which are included in the Statement of Operations.

D.	Trustees

During the period each Trustee who is not an interested person of the Fund or the Adviser was paid a $20,000 annual retainer plus a $5,000 fee per Trustee for each meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The Audit Committee chairperson also receives an additional $5,000 retainer, the Nominating Committee chairperson receives an additional $2,000 retainer, and the Chairman of the Board receives an additional $20,000 in annual retainer. Any Trustee who is an interested person of the Fund or the Adviser, receives no remuneration from the Fund. For the period ended December 31, 2013, the Fund incurred trustee fees totaling $136 (reported in thousands) which are included in the Statement of Operations.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) during the period ended December 31, 2013 were as follows:

Purchases	Sales
$147,428	$148,312

There were no purchases or sales of long-term U.S. Government and agency securities for the period ended December 31, 2013.

Note 5. Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 6. Capital Transactions

At December 31, 2013, the Fund had one class of common stock, no par value shares, of which unlimited shares are authorized and 11,255,236 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended December 31, 2013 and December 31, 2012, there were no shares issued pursuant to the plan.

On January 2, 2014 the Fund announced a distribution of $0.272 to shareholders of record on December 31, 2013. This distribution has an ex-dividend date of January 3 2014 and is payable on January 9, 2014.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors. At December 31, 2013, the Fund held 31% of its total investments in securities within the financials sector.

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $125,000, which may be increased to $150,000 under certain circumstances (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 50% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees paid and accrued for the period ended December 31, 2013, were $3 and are included in interest expense and fees on the Statement of Operations. The Agreement is renewable by the Fund with the Bank’s consent. The Agreement may also be converted to a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From January 1, 2013 – December 31, 2013, the average daily borrowings under the Agreement and the weighted daily average interest rate were $93,000 and 1.012%, respectively. At December 31, 2013, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$93,000	0.969%

Note 9. Regulatory Exams

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products.

There are currently no such matters which the Company believes will be material to these financial statements.

Note 10. Federal Income Tax Information

($ reported in thousands)

At December 31, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$308,351	$6,716	($10,680)	($3,964)

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

December 31, 2013, the Fund deferred post-October capital losses of $0 and qualified late year ordinary losses of $0 and recognized post-October capital losses of $31 and qualified late year ordinary losses of $0.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $577 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended
	2013	2012
Ordinary Income	$17,016	$14,328
Long-term capital gains	767	—

Total	$17,783	$14,328

The difference between the distributions reported on the statement of changes and this table is due to distributions that are declared in December and paid in January that qualify to be treated, for tax purposes, as paid in the year the distribution was declared.

Note 11. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2013, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$(507)	$507

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that, the following subsequent event requires recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of the Virtus Global Multi-Sector Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of the Virtus Global Multi-Sector Income Fund (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodians and broker, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

February 20, 2014

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

TAX INFORMATION NOTICE (Unaudited)

DECEMBER 31, 2013

For the fiscal year ended December 31, 2013, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
0%	0%	$767

CERTIFICATION

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

KEY INFORMATION

Virtus Global Multi-Sector Income Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

The Virtus Global Multi-Sector Income Fund (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan. (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Charges to Participate in the Plan

As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, currently a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Global Multi Sector Income Fund (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and of the subadvisory agreement with Newfleet Asset Management, LLC (“Newfleet”) (the “Subadvisory Agreement”) (together with the Advisory Agreement, the “Agreements”). At an in-person meeting held on December 6, 2013, the Board, including a majority of the Trustees who are not interested persons of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and Newfleet (the “Subadviser”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund. The Board noted the affiliation of the Subadviser with VIA and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and the Subadviser; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VIA, the Subadviser or their affiliates from VIA’s or the Subadviser’s relationship with the Fund); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadviser by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and the Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadviser, including (a) VIA’s ability to select and monitor the subadviser; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that the Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadviser’s management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. In considering the renewal of each Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including the fact that the Subadviser was not currently involved in any regulatory actions, investigations or material litigation.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Fund prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

The Board considered, among other performance data, that the Fund performed equal to the median of its Performance Universe for the 1-year period ended September 30, 2013, and that the Fund outperformed its benchmark for the 1-year period.

After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fee was paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s net management and net total expenses were above the median of the Expense Group.

Based on the level and type of services provided, the Board determined that the Fund’s fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates.

In considering the profitability to the Subadviser in connection with their relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA, and therefore the board considered the profitability of VIA and the Subadviser together. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that due to the closed-end structure of the Fund, assets under management were unlikely to be able to grow through sales of the Fund’s shares. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no changes to the advisory fee structure of the Fund were necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund was to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current size of the Fund managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreement at this time.

Other Factors

The Board considered other benefits that may be realized by VIA and the Subadviser and their respective affiliates from their relationships with the Fund. The Board noted that an affiliate of VIA also provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits to the Subadviser or VIA in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Fund or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of December 31, 2013, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 367-5877.

The address of each individual, unless otherwise noted, is c/o Virtus Global Multi-Sector Income Fund, 100 Pearl Street, Hartford, CT 06103.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Philip R. McLoughlin YOB: 1946 Elected: 2011 Chairman 64 Portfolios	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 1989), Virtus Mutual Fund Complex; (49 portfolios); Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Thomas F. Mann YOB: 1950 Elected: 2012 2 Portfolios	Managing Director and Group Head Financial Institutions Group (2003 to 2012), Societe Generale Sales of Capital Market Solutions and Products; Founder, MannMaxx Management; Trustee (since 2012), Virtus Closed-End Funds (2 portfolios); and Trustee (since 2002), The Hatteras Funds.
William R. Moyer YOB: 1944 Elected: 2012 2 Portfolios	Partner (2006 to present), CrossPond Partners, LLC (strategy consulting firm); Partner (2008-2010), Seacap Partners, LLC (investment management); Financial and Operations Principal (2006-present), Newcastle Distributors LLC (broker dealer); former Chief Financial Officer, Phoenix Investment Partners; and Trustee (since 2012), Virtus Closed-End Fund (2 portfolios).
James M. Oates YOB: 1946 Elected: 2013 51 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 1987), Virtus Mutual Fund Complex; and Trustee (since 2013), Virtus Closed-End Funds (2 portfolios).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2012 62 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); Trustee (since 2006), Virtus Mutual Funds (49 portfolios); and Director (since 2013), Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); and Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios) Funds; Virtus Global Funds, PLC.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2011.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006); Senior Vice President (since 2008), Virtus Mutual Funds; Senior Vice President (since 2010), Virtus Variable Insurance Trust; and Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund, Virtus Closed-End Funds; and Director (since 2013), Virtus Global Funds, PLC.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2003); Vice President (since 2008) and Chief Compliance Officer (since 2011), Virtus Mutual Funds; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012) , The Zweig Closed-End Funds, Virtus Global Multi-Sector Income Fund; Vice President and Chief Compliance Officer, The Zweig Fund Inc. and Zweig Total Return Fund, Inc. (since 2012); and Vice President and Counsel (2003 to 2008), The Phoenix Cos., Inc.
W. Patrick Bradley YOB: 1972	Vice President, Chief Financial Officer and Treasurer since 2011.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Funds; Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Senior Vice President (since 2013) Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds (2 portfolios); Senior Vice President (since 2013), Vice President (2011-2013) and Treasurer (Chief Financial Officer (since 2007), The Zweig Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and Director (since 2013), Virtus Global Funds, PLC. Virtus Global Multi-Sector Income Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007).
William Renahan YOB: 1970	Vice President, Chief Legal Officer, Counsel and Secretary since 2012.	Vice President, Chief Legal Officer, Counsel and Secretary (since 2012), Virtus Total Return Fund; Vice President, Secretary and Chief Legal Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2012), Duff & Phelps Global Utility Income Fund Inc.; Managing Director, Legg Mason, Inc. and predecessor firms 1999-June 2012.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8528	02-14

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that William Moyer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Moyer as the Audit Committee’s financial expert. Mr. Moyer is an “independent” Trustees, as defined in paragraph (a)(2) of Item 3.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,500 for 2013 and $3,050 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,654 for 2013 and $1,401 for 2012. Such audit-related fees include the review of the semi-annual financial statements, out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,900 for 2013 and $0 for 2012.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Global Multi-Sector Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. William Moyer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed is each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $434,669 for 2013 and $418,361 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: William Moyer, Thomas Mann, Phil McLoughlin and James Oates.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure	of Proxy Voting Policies and Procedures for Closed-End Management
Investment	Companies.

The Proxy Voting Policies are as follows:

VIRTUS FUNDS 1

POLICY REGARDING PROXY VOTING

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Virtus Investment Advisers, Inc

B.	“Board of Trustees” refers to the Boards of Trustees of the Virtus Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Fund” shall individually and collectively mean and refer to each of the Virtus funds served by the applicable Board of Trustees.

F.	“Management Matters” refers to stock option plans and other management compensation issues.

G.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

H.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

I.	“Social Issues” refers to social and environmental issues.

J.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

K.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

L.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and

1 Virtus Funds include Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Virtus Variable Insurance Trust.

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legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence

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from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate.

C.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

D.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.	Miscellaneous.

A.

A copy of the current Policy with Respect to Proxy Voting and the voting records for each Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and

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available for inspection either physically or through electronic posting on an approved website.

B.

The Adviser shall present a report of any material deviations from this Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. Each Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund or such shareholders shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

David L. Albrycht, CFA. Dave Albrycht joined the Subadviser in 2011 as Chief Investment Officer—Multi-Sector Fixed Income Strategies. Prior to joining the Subadviser, Mr. Albrycht was executive managing director and senior portfolio manager of Goodwin Capital Advisers (“Goodwin”), an investment management company that previously was an affiliate of the Adviser. There he joined the multi-sector fixed income team as a credit analyst in 1985 and has managed fixed income portfolios since 1991. He has been portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, the Virtus Multi-Sector Fixed Income Fund since 1994, and the Virtus Senior Floating Rate Fund since 2008. He also manages several registered variable insurance underlying products.

Benjamin Caron, CFA. Ben Caron is a Managing Director and Portfolio Manager at the Subadviser. Prior to joining the Subadviser in 2011, Mr. Caron was on the fixed income team at Goodwin. At the Subadviser, he continues in the same role that he held at Goodwin, assisting the senior portfolio manager in the management of several Virtus open-end mutual funds—the Virtus Multi-Sector Short Term Bond Fund, Virtus Multi-Sector Fixed Income Fund, and Virtus Senior Floating Rate Fund—and two fixed income variable insurance products. Mr. Caron joined Goodwin in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients. Earlier in his career, he was with Fidelity Investments, where he was responsible for client management and sales in the managed account group.

Kyle A. Jennings, CFA. Kyle Jennings is Managing Director, Leveraged Finance Sector Manager at the Subadviser. He is the co-portfolio manager of the Virtus Senior Floating Rate Fund and the sector manager for the leveraged loan sector of the multi-sector fixed income strategies of the Subadviser. Mr. Jennings leads the formulation of the leveraged finance strategy for the multi-sector fixed income strategies and also covers the gaming, healthcare, banking, homebuilding/building products, and automotive industries. He was a member of the corporate credit research team at Goodwin from 1998 to 2011. In 2011, he joined the Subadviser and holds the same role. Prior to that, Mr. Jennings was employed in the banking industry as a credit research analyst for Shawmut Bank, Ironwood Capital, and Citizens Bank. He has 20 years of investment experience.

Daniel Senecal, CFA. Dan Senecal is a Managing Director, Credit Research at the Subadviser. Prior to joining the Subadviser in 2011, he was on the fixed income team at Goodwin. At the Subadviser, Mr. Senecal continues in the same role that he held at Goodwin, serving as the co-head of corporate credit research and also responsible for the energy and chemical industry sectors and the Latin American sovereign credit sector. Mr. Senecal began at Goodwin in 1997 as a corporate credit research analyst, followed by several roles, including sector manager for investment grade corporate credit and sovereign credit. He was also the lead portfolio manager for the Phoenix High Yield Fund from 2003 until 2005 and Phoenix Emerging Market Fund from 2004 to 2005. Earlier in his career, Mr. Senecal completed a formal credit training program at Shawmut National Bank, where he was a credit research analyst and lender. He also worked at BankBoston as a corporate bond analyst.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of December 31, 2013, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
David L. Albrycht	Registered Investment Companies:	12	10,687	0	0
	Other Pooled Investment Vehicles:	2	120	0	0
	Other Accounts:	0	0	0	0
Benjamin Caron	Registered Investment Companies:	1	117	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
Kyle A. Jennings	Registered Investment Companies:	2	1,158	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	1	531	1	531
Daniel Senecal	Registered Investment Companies:	1	28	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Potential Conflicts of Interests

Describe any material conflicts of interest that may arise in connection with a Portfolio Manager’s or Management Team Member’s management of the registrant’s investments and investments of other accounts. Include, for example, material conflicts between the investment strategy of the registrant and investment strategy of other accounts managed by the Portfolio Manager or Team Member and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager or Team Member.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne, Newfleet and Newfound (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended December 31, 2013, beneficial ownership of shares of the Fund by Messrs. Albrycht, Caron, Jennings and Senecal are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	$0
Benjamin Caron	$10,001-$50,000
Kyle A. Jennings	$0
Daniel Senecal	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Global Multi-Sector Income Fund

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 03/07/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 03/07/14

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date 03/07/14

* Print the name and title of each signing officer under his or her signature.